SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                         ________________





                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                July 21, 1994

                              ________________

                             Shaw Industries, Inc.

           (Exact name of registrant as specified in its charter)


    Georgia                        1-6853                 58-1032521
(State or other               (Commission File         (I.R.S. Employer
jurisdiction of                    Number)               Identification
incorporation)                                              Number)



               616 E. Walnut Avenue
                 Dalton, Georgia                           30720
          (Address of principal executive offices)       (Zip Code)



                               (706) 278-3812
            (Registrant's telephone number, including area code)



ITEM 8.  CHANGE IN FISCAL YEAR



On July 21, 1994, the Board of Directors of Shaw Industries, Inc.
(the "Company"), approved the change of the Company's fiscal year-end from the Saturday closest to the end of June to the new fiscal year-end of the Saturday closest to the end of December. The fiscal year ended July 2, 1994, will be the fiscal year-end used in the Company's next report to the Securities and Exchange Commission on Form 10-K. A report on Form 10-K for the period from July 3, 1994, to December 31, 1994, will be the form on which the report covering the transition period will be filed by the Company.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized


                                        Shaw Industries, Inc.
                                          (The Registrant)



DATE:  August 2, 1994                         /s/  Robert E. Shaw
                                       Robert E. Shaw
                                       President and Chief Executive
                                       Officer


DATE:   August 2, 1994                        /s/  William C. Lusk, Jr.
                                        William C. Lusk, Jr.
                                        Senior Vice President and Treasurer
                                        (Principal Financial Officer)